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                                                                    EXHIBIT 99.4

                                  AZURIX CORP.

             NOTICE OF GUARANTEED DELIVERY OF SERIES A SENIOR NOTES

     As set forth in the Prospectus dated          , 2000 (as the same may be
amended or supplemented from time to time, the "Prospectus") of Azurix Corp. (the "Company") under the caption "The Exchange Offer -- Procedures for Tendering" and in the Letter of Transmittal for Offer to Exchange Series B Senior Notes (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Company if: (i) certificates for the above-referenced notes (the "Original Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                 TO: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                             (THE "EXCHANGE AGENT")

                         FOR INFORMATION BY TELEPHONE:
                                 (800) 275-2048

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           For Delivery by Mail:                  For Delivery by Hand or For Overnight
 Chase Bank of Texas, National Association                    Delivery Only:
   Attention: Frank Ivins-Registered Bond       Chase Bank of Texas, National Association
                   Events                         Attention: Frank Ivins-Registered Bond
          Personal & Confidential                                 Events
               P.O. Box 2320                             Personal & Confidential
          Dallas, Texas 75221-2320                     2001 Bryan Street, 9th Floor
   Facsimile Transmission (214) 672-5746                   Dallas, Texas 75201
      (for eligible institutions only)             Confirm by Telephone (800) 275-2048
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DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR NUMBER OTHER THAN THOSE SHOWN
ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
ABOVE, WILL NOT CONSTITUTE VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at   p.m., New York City time, on             , 2000, unless extended by
the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.
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                     DESCRIPTION OF ORIGINAL NOTES TENDERED

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                                                            Aggregate
                                                            Principal
                                                              Amount       Principal
 Certificate Number(s) (if known) of Original Notes or    Represented by    Amount
        Account Number at the Book-Entry Facility         Original Notes   Tendered

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                            PLEASE SIGN AND COMPLETE

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Signature(s):                                        Name(s):
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Address:                                             Capacity (full title), if signing in a
(Zip Code)                                           representative capacity:
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Area Code and Telephone Number:                                 Taxpayer Identification or
                                                                 Social Security Number:
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                             GUARANTEE OF DELIVERY

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three business days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

(Name of Firm):
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Sign here:
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                             (Authorized Signature)

Name:
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                             (Please Type or Print)

(Area Code and Telephone Number):
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Address Zip Code
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Dated:
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